© 2026 Wells Fargo Bank, N.A. All rights reserved. 1Q26 Financial Results April 14, 2026 Exhibit 99.3

Improved financial results driven by momentum across businesses

WELLS FARGO

Company Highlights

- Earnings per diluted share of $1.60, up 15%
- Revenue up 6%, driven by a 5% increase in net interest income and an 8% increase in noninterest income
- Loans and deposits up 11% and 7%, respectively
- Headcount down 7%; positive operating leverage and continued focus on expense discipline
- Returned $5.4 billion to shareholders, including $4.0 billion of common share repurchases, while maintaining significant excess capital

Consumer Banking and Lending

- Revenue up 7%
- Consumer checking account openings up more than 15%
- New credit card accounts up nearly 60%
- Auto originations more than 2x prior year

Wealth and Investment Management

- Revenue up 14%
- Company-wide client assets up 11%
- Third consecutive quarter of advisor hiring with $100mm+ production across all channels
- Onboarded independent advisor channel (FiNet) teams managing ~$9 billion in client assets

Corporate and Investment Banking

- Revenue up 4%
- Banking revenue up 11%
- Investment Banking market share stable at 4.3%; Equity Capital Markets market share up from FY25[1]
- Markets revenue up 19%

Commercial Banking

- Revenue up 7%
- Early signs of success from coverage banker hires, with higher new client acquisition and balance growth
- Loans and deposits up 7% and 8%, respectively (absent the 3Q25 transfer to Consumer Banking and Lending)[2]

Comparisons in the bullet points are for 1Q26 versus 1Q25, unless otherwise noted. Operating leverage means the percentage change in revenue minus the percentage change in noninterest expense.
Endnotes are presented starting on page 22.

1Q26 Financial Results

2

31Q26 Financial Results 1Q26 results Financial Results ROE: 12.2% ROTCE: 14.5%1 Efficiency ratio: 67%2 Credit Quality Capital and Liquidity CET1 ratio: 10.3%5 LCR: 120%6 TLAC ratio: 23.0%7 • Provision for credit losses4 of $1.1 billion – Total net loan charge-offs of $1.1 billion, up $91 million, with net loan charge-offs of 0.45% of average loans (annualized) – Allowance for credit losses for loans of $14.4 billion, down 1% • Common Equity Tier 1 (CET1) capital5 of $135.4 billion • CET1 ratio5 of 10.3% under the Standardized Approach • Liquidity coverage ratio (LCR)6 of 120% • Net Income of $5.3 billion, or $1.60 per diluted share included $135 million of discrete tax benefits, or $0.04 per share, related to the resolution of prior period matters • Revenue of $21.4 billion, up 6% – Net interest income of $12.1 billion, up 5% – Noninterest income of $9.4 billion, up 8% • Noninterest expense of $14.3 billion, up 3% • Pre-tax pre-provision profit3 of $7.1 billion, up 14% • Effective income tax rate of 11.6% • Average loans of $996.0 billion, up 10% • Average deposits of $1.4 trillion, up 6% Comparisons in the bullet points are for 1Q26 versus 1Q25, unless otherwise noted. Endnotes are presented starting on page 22.

41Q26 Financial Results 1Q26 earnings Quarter ended $ Change from $ in millions, except per share data 1Q26 4Q25 1Q25 4Q25 1Q25 Net interest income $12,096 12,331 11,495 ($235) 601 Noninterest income 9,350 8,961 8,654 389 696 Total revenue 21,446 21,292 20,149 154 1,297 Net charge-offs 1,106 1,030 1,009 76 97 Change in the allowance for credit losses 29 10 (77) 19 106 Provision for credit losses1 1,135 1,040 932 95 203 Noninterest expense 14,330 13,726 13,891 604 439 Pre-tax income 5,981 6,526 5,326 (545) 655 Income tax expense 691 1,103 522 (412) 169 Effective income tax rate (%) 11.6% 16.9 9.6 (535) bps 192 Net income $5,253 5,361 4,894 ($108) 359 Diluted earnings per common share $1.60 1.62 1.39 ($0.02) 0.21 Diluted average common shares (# mm) 3,117.7 3,159.0 3,321.6 (41) (204) Return on equity (ROE) 12.2% 12.3 11.5 (1) bps 76 Return on average tangible common equity (ROTCE)2 14.5 14.5 13.6 (3) 90 Efficiency ratio 67 64 69 235 (212) Endnotes are presented starting on page 22.

51Q26 Financial Results Net Interest Income ($ in millions) 11,495 11,708 11,950 12,331 12,096 Net Interest Margin (NIM) on a taxable-equivalent basis 1Q25 2Q25 3Q25 4Q25 1Q26 2.47% Net interest income • Net interest income (NII) of $12.1 billion, up $601 million, or 5%, from 1Q25 – NII excluding Markets2 of $11.6 billion, up $251 million, or 2%, driven by higher deposit balances and lower deposit costs, higher loan and investment securities balances, and fixed rate asset repricing, partially offset by the impact of lower interest rates on floating rate assets – Markets NII of $481 million, up $350 million • NII down $235 million, or 2%, from 4Q25 – NII excluding Markets2 down $358 million, or 3%, driven by two fewer days in the quarter and the impact of lower interest rates on floating rate assets, partially offset by higher loan and deposit balances and fixed asset repricing – Markets NII up $123 million – Net interest margin (NIM) of 2.47% down 13 bps reflecting growth in lower-yielding assets in Markets, as well as growth in interest-bearing deposits, other short-term borrowings and the impact of lower interest rates 2.67% 2.68% 2.61% 2.60% 1 Endnotes are presented starting on page 22.

Loans

WELLS FARGO

Average Loans Outstanding *($ in billions)*



908.2
916.7
928.7
955.8
996.0
375.0
373.4
376.3
382.5
385.4
5.96%
5.95%
5.97%
5.78%
5.62%
533.2
543.3
552.4
573.3
610.6
1Q25
2Q25
3Q25
4Q25
1Q26
Total Average Loan Yield
Consumer Loans
Commercial Loans

- Average loans up $87.8 billion, or 10%, year-over-year (YoY) as higher commercial and industrial loans, auto loans, securities-based loans in Wealth and Investment Management (WIM), and credit card loans were partially offset by declines in residential mortgage loans and commercial real estate loans; up $40.2 billion, or 4%, from 4Q25 driven by higher commercial loans, auto loans, and securities-based loans in WIM
- Total average loan yield of 5.62%, down 34 bps YoY and 16 bps from 4Q25 reflecting the impact of lower interest rates

Period-End Loans Outstanding *($ in billions)*



913.8
924.4
943.1
986.2
1,016.8
373.1
374.6
379.6
386.3
387.2
540.7
549.8
563.5
599.9
629.6
1Q25
2Q25
3Q25
4Q25
1Q26
Consumer Loans
Commercial Loans

- Period-end loans up $103.0 billion, or 11%, YoY driven by growth in commercial and industrial loans, auto loans, securities-based loans in WIM, and credit card loans; up $30.6 billion, or 3%, from 4Q25
  - Commercial and industrial loans up $91.4 billion, or 23%, YoY and up $29.8 billion, or 7%, from 4Q25

1Q26 Financial Results

6

Financials except banks loans

WELLS FARGO

Financials Except Banks Loans Outstanding *($ in billions)*


$210.2
Asset Managers and Funds[1]
$76.2, 36%
Commercial Finance[2]
$62.1, 30%
Real Estate Finance[3]
$38.0, 18%
Consumer Finance[4]
$33.9, 16%

Page 8

Page 9

Portfolio Characteristics

- Diversified collateral across commercial and consumer products, industries and property types with structural protections such as triggers and/or covenants related to collateral performance
  - Lending structures and overall risk management are executed by specialist groups
    - Typically underwrite both the counterparty and the underlying collateral
    - Advance rates provide significant margins of protection
    - Typically includes structural protections if collateral performance deteriorates

Real Estate Finance

- CIB Commercial Real Estate = ~$25 billion
  - Predominantly whole loan repo facilities for CRE mortgage loan originators
  - Focused on clients with origination and portfolio management experience with exposure diversified by property type, geography and underlying sponsors
- CIB Residential Mortgage = ~$13 billion
  - Residential mortgage warehouse lending to originators and servicers

Consumer Finance

Consumer asset-backed securities (CIB)

- ~74% secured by auto lending with a weighted-average effective advance rate of ~77%[5]
- Remainder secured by consumer installment, credit card, small business lending, and student lending

Data as of 3/31/26, unless otherwise noted. Endnotes are presented starting on page 22.

1Q26 Financial Results

7

Financials except banks loans – Asset Managers and Funds

WELLS FARGO

Asset Managers and Funds Loans Outstanding *($ in billions)*



$76.2
15%
85%
Other
Fund Finance

Asset Managers and Funds: Largely subscription or capital call facilities for alternative asset managers

Fund Finance

- Predominantly subscription facilities, also known as capital call facilities, which are secured lending backed by diversified limited partner commitments and targeted to managers with established track records where we have long-standing relationships
- Portfolio characteristics of subscription facilities include:
  - ~90% of commitments are to asset mangers with >$20 billion in assets under management
  - Borrowers span ~445 funds with no individual fund representing more than 1.5% of total commitments
    - Subscription line collateral spans ~38 thousand investors, predominantly institutional investors
  - Advance rates provide significant margins of protection and are determined by underwriting each limited partner, which drives the deal's overall advance rate
    - Weighted-average effective advance rate of ~64%
  - Collateral for these facilities includes a security interest in the uncalled capital of the investors, including the right to direct the managers to make capital calls and receive capital contributions

- Other is primarily secured loans that are diversified by both counterparty and collateral (primarily public securities, loans and private securities)

Data as of 3/31/26.

1Q26 Financial Results

8

Financials except banks loans – Commercial Finance

WELLS FARGO

Commercial Finance Loans Outstanding *($ in billions)*


$62.1
8%
9%
9%
15%
59%
Asset-based Lending
Other
Commercial ABS
Supply Chain, Market Coverage and Specialized Industries
Corporate Debt Finance

Commercial Finance: Loans have structural protections, which may include collateral approval and re-margining rights, and credit oversight includes ongoing collateral monitoring. This category is comprised of five components:

Corporate Debt Finance (CIB)

- Secured lending against portfolios of corporate loans with underwriting of both the counterparty and the underlying collateral
- See next page for additional details

Supply Chain, Market Coverage and Specialized Industries (Commercial Banking)

- Largely trade accounts receivable securitizations secured by accounts receivable and margined against a borrowing base
  - Diversified collateral pool with established, high-quality counterparties
  - Weighted-average effective advance rate of ~60%[1]

Commercial Asset-Backed Securities (ABS) (CIB)

- Primarily loans to clients engaged in leasing aircraft, containers, rail cars, and equipment; weighted-average effective advance rate of ~63%[2]

Asset-based Lending (Commercial Banking)

- Primarily secured lending facilities to asset-based lenders
  - Weighted-average effective advance rate of ~72%[2]
  - Risk diversified by obligor, industry, geography, and collateral type

Other

- Includes broadly syndicated loan warehouses providing secured lending against portfolios of corporate loans with underwriting of both the counterparty (asset manager) and the underlying collateral

Data as of 3/31/26, unless otherwise noted. Endnotes are presented starting on page 22.

1Q26 Financial Results

9

Financials ex. banks loans – Commercial Finance ➡ Corporate Debt Finance

WELLS FARGO

Corporate Debt Finance Industry Exposures Based on Collateral [1]



Business Services
19%
Software
17%
Healthcare
15%
Capital Equipment/ Industrial Production
8%
Financials
7%
Consumer Products & Services
7%
IT - Non-Software
5%
Food & Beverage (ex-restaurants)
4%
Other[2]
18%

Corporate Debt Finance = $36.2 billion of loans

- Structural protections:
  - Operating as agent on over 98% of the transactions for re-margining flexibility based on credit performance (e.g., leverage increases, interest coverage decreases, material modifications or defaults)
  - Weighted-average effective advance rate of <60%[1], i.e. on average the facility portfolios (not the individual loans) would absorb a ~40% loss before a loss would be recognized by us
  - Structured to an A/AA equivalent credit rating
- Collateral characteristics include:
  - >98% senior first lien loans[1]
  - Median EBITDA of ~$60 million and ~45% of the underlying loans had EBITDA of greater than $100 million[1]
  - Diverse across industry and obligor (over 3,100 unique obligors); average obligor concentration in an individual facility was <2%[1]
  - ~23% of exposure is to business development companies (BDCs) as the equity counterparty (public BDCs = ~6% and private BDCs = ~17%)

Data as of 3/31/26, unless otherwise noted. Endnotes are presented starting on page 22.

1Q26 Financial Results

10

Deposits

WELLS FARGO

Average Deposits *($ in billions)*



1,339.3
50.5
102.1
203.9
182.9
799.9
1,331.7
46.3
99.5
202.4
178.0
805.5
1,339.9
55.1
99.8
204.1
172.0
808.9
1,377.7
69.1
105.5
214.5
181.0
807.6
1,415.0
86.1
112.1
214.3
185.9
816.6
1Q25
2Q25
3Q25
4Q25
1Q26
Corporate
Wealth and Investment Management (WIM)
Corporate and Investment Banking (CIB)
Commercial Banking (CB)
Consumer Banking and Lending (CBL)

- Average deposits up $75.7 billion, or 6%, YoY on growth in customer deposits across all of the operating segments, as well as higher Corporate deposits; up $37.3 billion, or 3%, from 4Q25 and included growth in CBL, WIM and CB
- Average deposit cost of 1.43%, down 15 bps YoY; down 1 bp from 4Q25

Period-End Deposits *($ in billions)*



1,361.7
47.6
102.1
209.2
181.5
821.3
1,340.7
48.9
97.3
208.0
179.9
806.6
1,367.4
64.4
104.0
211.1
176.9
811.0
1,426.2
73.5
117.5
224.1
190.0
821.1
1,454.9
96.4
113.7
214.5
189.8
840.5
1Q25
2Q25
3Q25
4Q25
1Q26
Corporate
Wealth and Investment Management (WIM)
Corporate and Investment Banking (CIB)
Commercial Banking (CB)
Consumer Banking and Lending (CBL)

- Period-end deposits up $93.2 billion, or 7%, YoY driven by growth in customer deposits across all of the operating segments, as well as higher Corporate deposits; up $28.7 billion, or 2%, from 4Q25 as increases in Corporate and CBL deposits were partially offset by lower CIB and WIM deposits

1Q26 Financial Results

11

Noninterest income

WELLS FARGO

Noninterest Income *($ in millions)*


8,654
9,114
9,486
8,961
9,350
3,174
3,109
3,311
3,460
3,491
1,633
1,622
1,674
1,684
1,712
1,384
1,376
1,408
979
1,351
775
696
840
716
796
1,044
1,173
1,223
1,149
1,138
644
1,138
1,030
973
862
1Q25
2Q25
3Q25
4Q25
1Q26
Investment advisory fees and brokerage commissions1
Deposit and lending-related fees
Net gains from trading activities
Investment banking fees
Card fees2
All other3

- Noninterest income up $696 million, or 8%, from 1Q25
  - Investment advisory fees and brokerage commissions[1] up $317 million, or 10%, driven by higher asset-based fees reflecting higher market valuations, as well as higher retail brokerage commissions on higher transactional activity
  - Card fees[2] up $94 million, or 9%, on higher merchant processing card fees and higher debit card interchange income
  - All other[3] up $218 million on higher net gains from equity and debt securities, partially offset by $151 million lower lease income from the 1/1/26 sale of our rail car leasing business and lower mortgage banking fees from a 1Q25 which included a $263 million gain on the sale of our commercial non-agency third party servicing business
- Noninterest income up $389 million, or 4%, from 4Q25
  - Net gains from trading activities up $372 million, or 38%, reflecting higher gains across nearly all asset classes reflecting higher customer activity
  - Investment banking fees up $80 million, or 11%, reflecting higher advisory and equity underwriting fees
  - All other[3] down $111 million and included lower lease income from the sale of our rail car leasing business

Endnotes are presented starting on page 22.

1Q26 Financial Results
12

131Q26 Financial Results 13,891 13,379 13,846 13,726 14,330 4,417 4,670 4,825 4,649 4,737 9,474 8,709 8,725 8,465 9,593 Personnel Expense Non-personnel Expense 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest expense • Noninterest expense up $439 million, or 3%, from 1Q25 – Personnel expense up $119 million as higher revenue-related compensation expense primarily in WIM was partially offset by the impact of efficiency initiatives – Non-personnel expense up $320 million, or 7%, as higher advertising expense and technology and equipment expense were partially offset by lower lease and other expense related to the 1Q26 sale of our rail car leasing business, as well as the impact of efficiency initiatives • Noninterest expense up $604 million, or 4%, from 4Q25 – Personnel expense up $516 million on seasonal personnel expense – Non-personnel expense up $88 million, or 2%, including a higher FDIC assessment expense from a 4Q25 which included a ~$200 million FDIC special assessment credit, partially offset by lower professional and outside services expense and lower lease expense Noninterest Expense ($ in millions) Headcount (Period-end, '000s) 1Q25 2Q25 3Q25 4Q25 1Q26 215 213 211 205 201 Endnotes are presented starting on page 22. 1 6121 1 2961

Credit quality

Provision for Credit Losses[1] and Net Loan Charge-offs *($ in millions)*



932
1,009
1,005
997
681
942
1,040
1,046
1,135
1,100
0.45%
0.44%
0.40%
0.43%
0.45%
1Q25
2Q25
3Q25
4Q25
1Q26
Provision for Credit Losses[1]
Net Loan Charge-offs
Net Loan Charge-off Ratio

- Commercial net loan charge-offs up $35 million to 24 bps of average loans (annualized) on higher commercial and industrial net loan charge-offs, partially offset by lower commercial real estate (CRE) net loan charge-offs
- Consumer net loan charge-offs up $19 million to 78 bps of average loans (annualized) on seasonally higher credit card net loan charge-offs
- Nonperforming assets of $8.8 billion, or 0.86% of total loans, up $265 million, driven by an increase in commercial and industrial nonaccrual loans, partially offset by lower CRE nonaccrual loans

Allowance for Credit Losses for Loans *($ in millions)*



14,552
6,622
1.59%
7,930
14,568
6,733
1.58%
7,835
14,311
6,759
1.52%
7,552
14,337
6,880
1.45%
7,457
14,374
6,845
1.41%
7,529
1Q25
2Q25
3Q25
4Q25
1Q26
Commercial
Consumer
Allowance coverage for total loans

- Allowance for credit losses (ACL) for loans up $37 million on higher commercial and industrial and auto loan balances, largely offset by a lower allowance for CRE office and credit card loans
  - Allowance coverage for total loans down 18 bps from 1Q25 and down 4 bps from 4Q25 primarily driven by a reduction in the allowance coverage for CRE office loans

Comparisons in the bullet points are for 1Q26 versus 4Q25. Endnotes are presented starting on page 22.

1Q26 Financial Results

14

Capital and liquidity

Common Equity Tier 1 Ratio under the Standardized Approach[1]



11.1%
11.1%
11.0%
10.6%
10.3%
8.5% Regulatory Minimum and Buffers[2]
1Q25
2Q25
3Q25
4Q25
1Q26 Estimated

Capital Position

- Common Equity Tier 1 (CET1) ratio[1] of 10.3% at March 31, 2026
- CET1 ratio down 80 bps from 1Q25 and down 32 bps from 4Q25
  - Included a (17) bps decline due to growth in risk-weighted assets and a (7) bps decline due to a decrease in accumulated other comprehensive income driven by higher interest rates and wider agency mortgage-backed securities spreads compared with 4Q25

Capital Return

- $4.0 billion in gross common stock repurchases, or 46.3 million shares, in 1Q26; period-end common shares outstanding down 197.4 million, or 6%, from 1Q25
- 1Q26 common stock dividend of $0.45 per share with $1.4 billion in common stock dividends paid

Total Loss Absorbing Capacity (TLAC)

- As of March 31, 2026, our TLAC as a percentage of total risk-weighted assets[3] was 23.0% compared with the required minimum of 21.5%

Liquidity Position

- Strong liquidity position with a 1Q26 LCR[4] of 120% which remained above the regulatory minimum of 100%

Endnotes are presented starting on page 22.

1Q26 Financial Results

15

Consumer Banking and Lending (CBL)

WELLS FARGO

Summary Financials[1]

$ in millions	1Q26	vs. 4Q25	vs. 1Q25
Revenue by line of business:			
Consumer, Small and Business Banking (CSBB)	$7,019	($111)	568
Credit Card	1,595	(5)	71
Home Lending	787	(20)	(79)
Auto	295	13	58
Personal Lending	302	11	(3)
Total revenue	**9,998**	**(112)**	**615**
Provision for credit losses	818	(93)	79
Noninterest expense	6,589	351	247
Pre-tax income	2,591	(370)	289
Net income	**$1,941**	**($278)**	**209**

Selected Metrics and Average Balances

$ in billions	1Q26	4Q25	1Q25
Return on allocated capital[2]	23.1 %	18.8	14.9
Efficiency ratio[3]	66	62	68
Average loans[4]	$335.3	333.0	321.5
Average deposits[4]	816.6	807.6	799.9
Retail bank branches *(#, period-end)*	4,093	4,090	4,155
Mobile active customers[5] *(# in mm, period-end)*	33.5	32.8	31.8

- Total revenue up 7% YoY and down 1% from 4Q25
  - CSBB up 9% YoY driven by lower deposit pricing and higher deposit and loan balances, including the impact of the 3Q25 transfer of certain business customers[4]; down 2% from 4Q25 on lower NII
  - Credit Card up 5% YoY and included higher NII on higher loan balances
  - Home Lending down 9% YoY and down 2% from 4Q25 on lower NII on lower loan balances, and lower mortgage banking fees
  - Auto up 24% YoY and 5% from 4Q25 on higher loan balances

- Noninterest expense up 4% YoY driven by higher advertising and promotion expense, as well as the impact of the 3Q25 transfer of certain business customers[4]; up 6% from 4Q25 on seasonal personnel expense and higher advertising and promotion expense

Other Selected Metrics

$ in billions	1Q26	4Q25	1Q25
Debit card purchase volume[6]	$134.3	137.3	126.0
Client assets in advisory and brokerage accounts[7]	261	265	237
Average Home Lending loans	198.5	200.2	205.5
Mortgage loan originations	6.3	7.5	4.4
Average Credit Card loans	53.0	52.9	50.1
Credit Card purchase volume[6,8]	40.0	42.2	36.7
Credit Card new accounts *(# in thousands)*[6,8]	631	710	396
Average Auto loans	$52.6	48.7	42.5
Auto loan originations	9.7	10.2	4.6

Endnotes are presented starting on page 22.

1Q26 Financial Results

16

171Q26 Financial Results Commercial Banking (CB) In 3Q25, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. • Total revenue up 7% YoY and up 1% from 4Q25 – Net interest income up 1% YoY on higher loan and deposit balances, partially offset by the impact of lower interest rates and the 3Q25 transfer noted above – Noninterest income up 19% YoY on higher revenue from tax credit investments and equity investments • Noninterest expense down 4% YoY due to the impact of the 3Q25 transfer noted above, as well as the impact of efficiency initiatives; up 11% from 4Q25 driven by seasonal personnel expense Summary Financials $ in millions 1Q26 vs. 4Q25 vs. 1Q25 Net interest income $1,988 ($5) 11 Noninterest income 1,132 46 184 Total revenue 3,120 41 195 Provision for credit losses 150 45 (37) Noninterest expense 1,608 165 (62) Pre-tax income 1,362 (169) 294 Net income $1,017 ($125) 223 Selected Metrics 1Q26 4Q25 1Q25 Return on allocated capital 15.0% 16.5 11.4 Efficiency ratio 52 47 57 Average balances ($ in billions) Loans $229.1 224.0 223.8 Deposits 185.9 181.0 182.9

Corporate and Investment Banking (CIB)

WELLS FARGO

Summary Financials

$ in millions	1Q26	vs. 4Q25	vs. 1Q25
Revenue by line of business:			
Banking:			
Lending	$700	$44	82
Treasury Management and Payments	655	7	37
Investment Banking	602	145	68
Total Banking	1,957	196	187
Commercial Real Estate	1,146	(90)	(303)
Markets:			
Fixed Income, Currencies and Commodities (FICC)	1,583	419	201
Equities	543	90	95
Credit Adjustment (CVA/DVA/FVA) and Other	47	62	50
Total Markets	2,173	571	346
Other	2	(15)	(16)
Total revenue	**5,278**	**662**	**214**
Provision for credit losses	175	97	175
Noninterest expense	2,692	345	216
Pre-tax income	2,411	220	(177)
Net income	**$1,809**	**$170**	**(132)**

Selected Metrics

	1Q26	4Q25	1Q25
Return on allocated capital	14.9 %	13.8	17.0
Efficiency ratio	51	51	49

- Total revenue up 4% YoY and up 14% from 4Q25
  - Banking revenue up 11% YoY on growth in loans and deposits and higher investment banking revenue; up 11% from 4Q25 on higher investment banking revenue and growth in loan balances
  - Commercial Real Estate revenue down 21% YoY on lower revenue resulting from the sale of our non-agency third party servicing business in 1Q25, partially offset by higher income from our affordable housing business; down 7% from 4Q25 driven by the impact of lower interest rates, lower deposit balances and lower capital market fees
  - Markets revenue up 19% YoY; up 36% from 4Q25 driven by higher revenue across most asset classes reflecting higher customer activity
- Noninterest expense up 9% YoY driven by higher incentive compensation expense and higher professional and outside services expense on higher volume-related expenses, partially offset by the impact of efficiency initiatives; up 15% from 4Q25 driven by seasonal personnel expense

Average Balances *($ in billions)*

Loans by line of business	**1Q26**	**4Q25**	**1Q25**
Banking	$117.7	101.0	86.5
Commercial Real Estate	119.5	116.6	117.4
Markets	105.1	95.3	73.4
Total loans	$342.3	312.9	277.3
Deposits	214.3	214.5	203.9
Trading-related assets	397.9	364.4	276.4

1Q26 Financial Results

18

191Q26 Financial Results Wealth and Investment Management (WIM) Summary Financials1 $ in millions 1Q26 vs. 4Q25 vs. 1Q25 Net interest income $905 $37 175 Noninterest income 2,970 17 296 Total revenue 3,875 54 471 Provision for credit losses (10) (1) (21) Noninterest expense 3,262 188 316 Pre-tax income 623 (133) 176 Net income $468 ($97) 119 Selected Metrics $ in billions 1Q26 4Q25 1Q25 Return on allocated capital 28.4% 33.6 20.9 Efficiency ratio 84 80 87 Average loans $88.4 84.9 80.9 Average deposits 112.1 105.5 102.1 WIM client assets $2,222 2,244 1,996 • Total revenue up 14% YoY and up 1% from 4Q25 – Net interest income up 24% YoY and up 4% from 4Q25 driven by higher deposit and loan balances – Noninterest income up 11% YoY on higher asset-based fees driven by an increase in market valuations • Noninterest expense up 11% YoY on higher revenue-related compensation expense, partially offset by the impact of efficiency initiatives; up 6% from 4Q25 driven by seasonal personnel expense Endnotes are presented starting on page 22.

201Q26 Financial Results Corporate • Revenue decreased YoY on lower net interest income due to the impact of lower interest rates on crediting rates to our operating segments, and lower lease income related to the sale of our rail car leasing business, partially offset by improved results from our venture capital investments. 1Q25 included $149 million of net losses from the repositioning of the investment portfolio • Noninterest expense down YoY and included lower lease and other expense associated with the sale of our rail car leasing business Summary Financials $ in millions 1Q26 vs. 4Q25 vs. 1Q25 Net interest income ($460) ($261) (496) Noninterest income 228 (160) 441 Total revenue (232) (421) (55) Provision for credit losses 2 47 7 Noninterest expense 179 (445) (278) Pre-tax loss (413) (23) 216 Income tax benefit (466) (220) 149 Less: Net income from noncontrolling interests 35 (25) 127 Net income $18 $222 (60)

211Q26 Financial Results Outlook Net Interest Income Noninterest Expense Expect 2026 net interest income (NII) to be +/- $50 billion, unchanged from prior guidance • Expect NII excluding Markets1 to be +/- $48 billion • Expect Markets NII to be +/- $2 billion • Net interest income performance will ultimately be determined by a variety of factors, many of which are uncertain, including the absolute level of rates and the shape of the yield curve; deposit balances, mix and pricing; and loan demand Expect 2026 noninterest expense to be ~$55.7 billion, unchanged from prior guidance Endnotes are presented starting on page 22.

221Q26 Financial Results Endnotes Page 2 – Improved financial results driven by momentum across businesses 1. Source: Dealogic. 2. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. The year-over-year percentage changes for loans and deposits in the Commercial Banking operating segment are calculated assuming the third quarter 2025 transfer occurred during first quarter 2025 to provide a consistent basis of comparison for loan and deposit balances between periods. This assumption had the effect of increasing the year- over-year growth rates for both loans and deposits by three percentage points. For additional information on loans and deposits in the Commercial Banking operating segment, see page 12 of our 1Q26 Quarterly Supplement. Page 3 – 1Q26 results 1. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 29. 2. The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income). 3. Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle. 4. Includes provision for credit losses for loans, debt securities, and other financial assets. 5. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 framework. See page 30 for additional information regarding CET1 capital and ratios. CET1 for March 31, 2026, is a preliminary estimate. 6. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. LCR for March 31, 2026, is a preliminary estimate. 7. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC for March 31, 2026, is a preliminary estimate. Page 4 – 1Q26 earnings 1. Includes provision for credit losses for loans, debt securities, and other financial assets. 2. Tangible common equity and return on average tangible common equity (ROTCE) are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” table on page 29. Page 5 – Net interest income 1. Includes taxable-equivalent adjustments predominantly related to tax-exempt income on certain loans and securities. 2. Net interest income excluding Markets is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to a GAAP financial measure, see the “Net Interest Income Excluding Markets” table on page 28. Page 7 – Financials except banks loans 1. Includes loans for subscription or capital calls and loans to securities firms. 2. Includes asset-based lending and leasing, including loans to special purpose entities, loans to commercial leasing entities, and structured lending facilities to commercial loan managers. 3. Includes originators or servicers of financial assets collateralized by commercial or residential real estate loans. 4. Includes originators or servicers of financial assets collateralized by consumer loans such as auto loans and leases, and credit cards. 5. As of 12/31/2025.

231Q26 Financial Results Page 9 – Financials except banks loans – Commercial Finance 1. As of 2/28/2026. 2. As of 12/31/2025. Page 10 – Financials ex. banks loans – Commercial Finance Corporate Debt Finance 1. As of 1/31/2026. 2. Other industry exposure represents 12 industries with exposures less than 3% each. Page 12 – Noninterest income 1. Investment advisory fees and brokerage commissions includes investment advisory and other asset-based fees and commissions and brokerage services fees. 2. In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income. 3. All other includes mortgage banking, net gains (losses) from debt securities, net gains (losses) from equity securities, and other. Page 13 – Noninterest expense 1. 4Q25 and 3Q25 total personnel expense of $9.1 billion and $9.0 billion, respectively, included severance expense of $612 million and $296 million, respectively. Page 14 – Credit quality 1. Includes provision for credit losses for loans, debt securities, and other financial assets. Page 15 – Capital and liquidity 1. The Common Equity Tier 1 (CET1) ratio calculated under the Standardized Approach is our binding CET1 framework. See page 30 for additional information regarding CET1 capital and ratios. 1Q26 CET1 is a preliminary estimate. 2. Includes a 4.50% minimum requirement, a stress capital buffer (SCB) of 2.50%, and a G-SIB capital surcharge of 1.50%. 3. Represents total loss absorbing capacity (TLAC) divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches. TLAC is a preliminary estimate. 4. Liquidity coverage ratio (LCR) represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule. 1Q26 LCR is a preliminary estimate. Endnotes (continued)

241Q26 Financial Results Page 16 – Consumer Banking and Lending (CBL) 1. In first quarter 2026, we moved the revenue, noninterest expense, loans, and deposits associated with clients who receive wealth management and financial planning services in our consumer bank branches from the Wealth and Investment Management operating segment to Consumer, Small and Business Banking. Prior period balances have been revised to conform with the current period presentation. 2. Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends. 3. Efficiency ratio is segment noninterest expense divided by segment total revenue. 4. In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. 5. Mobile active customers is the number of consumer and small business customers who have logged on via a mobile device in the prior 90 days. 6. Reflects combined activity for consumer and small business customers. 7. In first quarter 2026, we moved the client assets, including advisory and other brokerage assets and deposits, associated with clients who receive wealth management and financial planning services in our consumer bank branches from the Wealth and Investment Management operating segment to Consumer, Small and Business Banking. Prior period balances have been included to conform with the current period presentation. 8. In first quarter 2026, credit card metrics were revised to exclude co-branded cards. Prior period balances have been revised to conform with the current period presentation. Page 19 – Wealth and Investment Management (WIM) 1. In first quarter 2026, we moved the revenue, noninterest expense, loans, and deposits associated with clients who receive wealth management and financial planning services in our consumer bank branches to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. Prior period balances have been revised to conform with the current period presentation. Page 21 – Outlook 1. Net interest income excluding Markets is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to a GAAP financial measure, see the “Net Interest Income Excluding Markets” table on page 28. Endnotes (continued)

251Q26 Financial Results Appendix

261Q26 Financial Results Reconciliation of call report to financials except banks loans • Bank regulators require reporting of non-depository financial institutions (NDFI) loans in the quarterly call report based on specific instructions and definitions with classifications generally driven by the customer's primary business purpose • We report financials except banks loans in our SEC financial disclosures with classifications generally driven by the primary source of repayment • These classification differences contribute to differences in reported amounts. The call report for first quarter 2026 has not yet been filed, so the reconciliation below is as of 12/31/2025 Call Report NDFI Loans vs. Financials Except Banks Loans as of 12/31/2025 ($ in billions) $212.1 $193.0 NDFI Loans in the Call Report Financials Except Banks Loans Loans in real estate and construction industry category Loans in auto related industry category Loans in other industry categories $69.7 Asset Managers and Funds $61.0 Commercial Finance $34.5 Real Estate Finance $27.8 Consumer Finance $24.0 Consumer credit intermediaries $38.1 Mortgage credit intermediaries $51.2 Private equity funds $71.0 Business credit intermediaries $27.8 Other NDFI loans

Reconciliation of call report business credit intermediary loans to commercial finance loans

WELLS FARGO

- In the call report, business credit intermediary loans is our biggest category of NDFI loans. A reconciliation of that portfolio to commercial finance loans within our financials except banks loans is provided below

NDFI Business Credit Intermediary Loans vs. Financials Except Banks - Commercial Finance Loans as of 12/31/2025 *($ in billions)*


$212.1
$24.0 Consumer credit intermediaries
$38.1 Mortgage credit intermediaries
$51.2 Private equity funds
$71.0 Business credit intermediaries
$27.8 Other NDFI loans
NDFI Loans in the Call Report
$71.0
Business Credit Intermediary Loans in the Call Report
Reported in Asset Managers and Funds loans (see page 8)
Reported in Consumer Finance loans (see page 7)
Other loans
$61.0
$24.6 Other Commercial Finance Loans (see page 9)
$36.4 Corporate Debt Finance (see page 10)
Financials Except Banks – Commercial Finance Loans

1Q26 Financial Results

27

Net Interest Income Excluding Markets

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS

We also evaluate the Company's net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Markets net interest income includes interest income earned on the assets and interest expense paid on the liabilities of the line of business, as well as funding charges and credits using our funds transfer pricing methodology. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.

The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

					Quarter ended	Mar 31, 2026 % Change from	
($ in millions)	**Mar 31, 2026**	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Net interest income	$ **12,096**	12,331	11,950	11,708	11,495	(2)%	5
Markets net interest income	**481**	358	144	104	131	34	267
Net interest income excluding Markets	$ **11,615**	11,973	11,806	11,604	11,364	(3)	2

1Q26 Financial Results

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Tangible Common Equity

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. One of these ratios is return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that return on average tangible common equity, which utilizes tangible common equity, is a useful financial measure because it enables management, investors, and others to assess the Company's use of equity.

The table below provides a reconciliation of this non-GAAP financial measure to GAAP financial measures.

						Quarter ended
($ in millions)		**Mar 31, 2026**	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Return on average tangible common equity:						
Net income applicable to common stock	(A)	**$5,000**	5,114	5,341	5,214	4,616
Average total equity		**183,693**	183,844	183,428	183,268	183,358
Adjustments:						
Preferred stock		**(16,333)**	(16,608)	(16,608)	(18,278)	(18,608)
Additional paid-in capital on preferred stock		**140**	141	141	143	145
Noncontrolling interests		**(1,915)**	(1,879)	(1,850)	(1,818)	(1,894)
Average common stockholders' equity	(B)	**165,585**	165,498	165,111	163,315	163,001
Adjustments:						
Goodwill		**(24,967)**	(25,055)	(25,070)	(25,070)	(25,135)
Certain identifiable intangible assets (other than MSRs)		**(788)**	(847)	(889)	(863)	(69)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(705)**	(698)	(674)	(674)	(734)
Applicable deferred taxes related to goodwill and other intangible assets[1]		**1,063**	1,063	1,061	989	952
Average tangible common equity	(C)	**$140,188**	139,961	139,539	137,697	138,015
Return on average common stockholders' equity (ROE) (annualized)	(A)/(B)	**12.2 %**	12.3	12.8	12.8	11.5
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	**14.5**	14.5	15.2	15.2	13.6

1. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q26 Financial Results

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Common Equity Tier 1 under Basel III

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III[1]

($ in billions)		Estimated Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Total equity		**$180.3**	183.0	183.0	183.0	182.9
Adjustments:						
Preferred stock		**(15.3)**	(16.6)	(16.6)	(16.6)	(18.6)
Additional paid-in capital on preferred stock		**0.1**	0.1	0.2	0.1	0.1
Noncontrolling interests		**(1.9)**	(1.8)	(1.9)	(1.9)	(1.8)
Total common stockholders' equity		**163.2**	164.7	164.7	164.6	162.6
Adjustments:						
Goodwill		**(25.0)**	(25.0)	(25.1)	(25.1)	(25.1)
Certain identifiable intangible assets (other than MSRs)		**(0.8)**	(0.8)	(0.9)	(0.9)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		**(0.7)**	(0.7)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets[2]		**1.1**	1.1	1.1	1.1	1.0
Other		**(2.4)**	(2.0)	(2.5)	(2.6)	(2.1)
Common Equity Tier 1	(A)	**$135.4**	137.3	136.6	136.4	135.6
Total risk-weighted assets (RWAs) under the Standardized Approach	(B)	**1,315.6**	1,294.6	1,242.4	1,225.9	1,222.0
Total RWAs under the Advanced Approach	(C)	**1,124.5**	1,112.5	1,072.2	1,070.4	1,063.6
Common Equity Tier 1 to total RWAs under the Standardized Approach	(A)/(B)	**10.3 %**	10.6	11.0	11.1	11.1
Common Equity Tier 1 to total RWAs under the Advanced Approach	(A)/(C)	**12.0**	12.4	12.7	12.7	12.7

1. The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 capital and total capital ratios under both approaches.
2. Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

1Q26 Financial Results

30

311Q26 Financial Results Disclaimer and forward-looking statements Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the future operating or financial performance of the Company or any of its businesses, including our outlook for future growth; (ii) our expectations regarding noninterest expense and our efficiency ratio; (iii) future credit quality and performance, including our expectations regarding future loan losses, our allowance for credit losses, and the economic scenarios considered to develop the allowance; (iv) our expectations regarding net interest income and net interest margin; (v) loan growth or the reduction or mitigation of risk in our loan portfolios; (vi) future capital or liquidity levels, ratios or targets; (vii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (viii) future common stock dividends, common share repurchases and other uses of capital; (ix) our targeted range for return on assets, return on equity, and return on tangible common equity; (x) expectations regarding our effective income tax rate; (xi) the outcome of contingencies, such as legal actions; (xii) sustainability and governance related goals or commitments; and (xiii) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results may differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For additional information about factors that could cause actual results to differ materially from our expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our first quarter 2026 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025.